BLACKROCK ALLOCATION TARGET SHARES

BATS: Interest Rate Hedge Series

(the “Fund”)

Supplement dated December 10, 2025 to the Prospectus of the Fund, dated October 1, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — Other Strategies” is amended to add the following:

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Variable and Floating Rate Instruments (BATS: Interest Rate Hedge Series) — The Fund may invest in variable and floating rate instruments whose interest payments adjust periodically based on an underlying benchmark rate.

The section of the Prospectus entitled “Details About the Funds — Investment Risks — Principal Risks of Investing in the Funds:” is amended to add “Variable and Floating Rate Instrument Risk” as an “Other Risk” of the Fund:

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Variable and Floating Rate Instrument Risk (BATS: Short Term Municipal Income Series and BATS: Interest Rate Hedge Series Other Risk) — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.

Shareholders should retain this Supplement for future reference.

PRO-BATSIRHS-1225SUP